Exhibit 10.2.6

AMENDMENT NO. 6

TO THE

CATHAY BANK EMPLOYEE STOCK OWNERSHIP PLAN

Cathay General Bancorp (the “Company”) hereby amends the above-named plan (the “Plan”), effective as indicated below as follows:

1. The definition of “Hour of Service” in Section 1.2 of the Plan is hereby amended effective as of January 1, 2007, except as otherwise provided, by adding a new subsection (e) to read as follows:

“(e) Each hour for which an individual:

(i) employed by Great Eastern Bank (New York) (‘GEB’) on May 15, 2006 and who became an Employee on May 16, 2006, was paid by, or entitled to payment from, GEB, effective as of July 1, 2006 pursuant to the Agreement and Plan of Merger among Cathay General Bancorp, Cathay Bank and Great Eastern Bank dated as of February 16, 2006;

(ii) employed by New Asia Bank (Chicago) (‘NAB’) on October 17, 2006 and who became an Employee on October 18, 2006, was paid by, or entitled to payment from, NAB; and

(iii) employed by United Heritage Bank (New Jersey) (‘UHB’) on March 30, 2007 and who became an Employee on April 1, 2007, was paid by, or entitled to payment from, UHB.”

2. Section 2.1 of the Plan is hereby amended effective as of January 1, 2007, except as otherwise provided, by adding a new subsection (c) to read as follows:

“(c) Despite any other provision of the Plan, each individual receiving prior service credit under subsection (e) of the definition of ‘Hour of Service’ in Section 1.2 shall be eligible to participate in the Plan on the applicable Entry Date following the date such individual became an Employee and otherwise completed two Years of Service, provided that he or she is still an Employee on such Entry Date; provided, however, that this Section 2.1(c) shall be effective as of July 1, 2006 for each individual receiving prior service credit under subsection (e)(i) of the definition of ‘Hour of Service’ in Section 1.2.”

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The Company has caused this Amendment No. 6 to be signed on the date indicated below, to be effective as indicated above.

“Company”

CATHAY GENERAL BANCORP

Dated: June 29, 2007	By:	/s/ Dunson K. Cheng

	Its:	Chairman, President and CEO